                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                 June 18, 1996
               __________________________________________________
               (Date of Report - Date of earliest event reported)


                        THE L.L. KNICKERBOCKER CO., INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)



        California                0-25488                   33-0230641
_______________________   ________________________    _______________________
(State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of                                        Identification Number)
incorporation )

30055 Comercio, Rancho Santa Margarita, California         92688
___________________________________________________      __________
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (714) 858-3661



                              Page 1 of 153 pages

                      The Exhibit Index Appears on Page 5
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ITEM 2.   ACQUISITION OF ASSETS
          ---------------------

On June 18, 1996, the registrant acquired the business, assets and properties of the Krasner Group, Inc., a Delaware corporation ("TKG"), a manufacturer and wholesaler of costume jewelry and women's fashion accessories. TKG was acquired pursuant to an Agreement of Purchase and Sale dated June 18, 1996 (the "Agreement") by and among TKG, TKG's stockholders: Martin P. Krasner and Ina Ostrow, as Trustees U/I DTD 2/5/85 FBO Martin P. Krasner, Martin and Stephanie Krasner, as Trustees U/I DTD June 15, 1970, Joan Glaser, as Executor of the Estate of Murray Glaser, F. William Graham, Consumer Venture Partners I, L.P., Donald F. Swanson, as Trustee, Donald F. Swanson Revocable Trust U/A Dated December 22, 1988, and the registrant. Pursuant to the Agreement, the registrant acquired from the above named stockholders all of the capital stock of TKG. Following the acquisition, the registrant intends to operate TKG as a subsidiary of the registrant, and TKG shall continue to operate under its current name in its current line of business.

The consideration for the acquisition consisted of (a) $1,375,000 payable in value of common stock purchase warrants of the registrant's Common Stock to the holders of preferred stock of TKG in equal installments of $275,000 payable on June 18, 1996, September 30, 1996, December 31, 1996, March 31, 1997, and June 30, 1997, (b) $358,489 payable on June 18, 1996 in value of common stock purchase warrants of the registrant's Common Stock to the holders of common stock of TKG, (c) a contingent amount of $330,000 payable in value of common stock purchase warrants of the registrant's Common Stock to the holders of the preferred stock of TKG upon the future liquidation of the first $300,000 of closing inventory of TKG, (d) a contingent amount equal to approximately $2,000,000 payable quarterly to Martin P. Krasner, as Trustee of the above-referenced trusts, in value of common stock purchase warrants of the registrant's Common Stock upon the future liquidation of the closing inventory of TKG, (e) the guarantee by the registrant of the repayment of TKG's line of credit with its lending institution, IBJ Schroder Bank & Trust Company, which totaled approximately $1,800,000 on April 28, 1996; in connection with the guarantee, the registrant will provide a $500,000 deposit to IBJ Schroder for the purpose of collateralizing the line of credit; such account shall bear interest at market rates and belong to the registrant, (f) the registrant will arrange substitute financing of the line of credit for TKG no later than September 30, 1996, (g) the registrant will pay to an unrelated individual, Jason Workman, a finders fee in connection with the acquisition in the amount of $275,000 payable in value of common stock purchase warrants of the registrant's Common Stock payable on June 18, 1996, (h) the registrant will grant to Richard Ogust, an aggregate of $308,000 payable in value of common stock purchase warrants of the registrant's Common Stock to be delivered in installments on June 18, 1996 ($198,000) and June 18, 1997 ($110,000) in connection with a liability owed to Richard Ogust by TKG, and (i) the registrant will deliver to key employees of TKG warrants to purchase 20,987 shares of the Common Stock of registrant at the exercise price of $7.75 per share. With respect to the contingent amounts above, warrants will be issued on a basis of $1 in warrant value of the registrant's Common Stock per $1 in cash received by the registrant from the liquidation of the closing inventory of TKG. Value in connection with each share of common stock covered by a warrant means the difference between the average closing bid price of registrant's common shares for the five trading days immediately preceding the date of delivery of the warrant and the exercise price of the warrant.

Martin P. Krasner, as president of TKG, signed a 5 year employment contract with TKG with annual compensation of $225,000 and eligibility to participate in the stock plan of the registrant and a bonus program to be determined. In addition, Mr. Krasner received warrants to purchase 64,706 shares of the Common Stock of registrant at the exercise price of $7.75 per share.

The assets acquired by the registrant include the operating lease for the TKG office in New York City, the operating lease for a manufacturing facility in Providence, Rhode Island, the fixtures, furnishings, equipment and leasehold improvements located in the office and manufacturing facilities, and various trademarks and contracts with celebrities for endorsement of products. All such assets were used by TKG in the operation of the costume jewelry and fashion accessory manufacturing and wholesaling business and registrant intends to continue the use of such assets in the operation of the costume jewelry and fashion accessory manufacturing and wholesaling business.

The transaction will be accounted for as a purchase.

Neither registrant nor any affiliate thereof had any preexisting relationship with the sellers.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

     (a) Financial statements of business acquired:
         ------------------------------------------

     It is impracticable to provide the required financial statements for TKG for this Form 8-K at this time. The required financial statements for TKG will be filed as an amendment to this Form 8-K as soon as practicable but not later than 60 days after this Form 8-K is filed. To be included by amendment to this Form 8-K are audited financial statements of TKG for the fiscal years ended January 28, 1996 and January 29, 1995, and unaudited financial statements for the partial fiscal year ended April 30, 1996.

     (b) Pro forma financial information:
         --------------------------------

     It is impracticable to provide the required pro forma financial information in this Form 8-K at this time. The required pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable but not later than 60 days after this form 8-K is filed. To be included by amendment to this Form 8-K are a pro forma condensed statement of income of the registrant for the fiscal year ended December 31, 1995 and a pro forma balance sheet and statement of income for the partial fiscal year ended March 31, 1996.

     (c)  Exhibits:
          ---------

     Included as part of this Form 8-K are the exhibits listed on the Exhibit Index appearing on page 5.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   July 3, 1996


                                       THE L.L. KNICKERBOCKER CO., INC.,
                                       a California corporation



                                       By: /s/Anthony P. Shutts
                                       ------------------------
                                       Anthony P. Shutts
                                       Chief Financial Officer

                                 EXHIBIT INDEX

 Exhibit No.             Item                              Sequential
 -----------             ----                               Page No.
                                                           ----------

    2.1                   Agreement of Purchase and            6
                          Sale dated as of June 18, 1996
                          by and among the Registrant,
                          Krasner Group, Inc., Martin P.
                          Krasner and Ina Ostrow, as
                          Trustees U/I  DTD 2/5/85 FBO
                          Martin P. Krasner, Martin
                          and Stephanie Krasner, as
                          Trustees U/I DTD June 15,
                          1970, Joan Glaser, as Executor
                          of the Estate of Murray Glaser,
                          F. William Graham, Consumer
                          Venture Partners I, L.P.,
                          Donald F. Swanson, as Trustee,
                          Donald F. Swanson Revocable
                          Trust U/A Dated December 22,
                          1988.
